UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.,  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 2, 2016

HealthWarehouse.com, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-13117	22-2413505
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7107 Industrial Road
Florence, Kentucky	41042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (800) 748-7001

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01        Change in Control of Registrant.

As described in Item 5.07 below, based upon the results of the voting at the Annual Meeting of Stockholders (the "Annual Meeting") of HealthWarehouse.com, Inc. (the "Company"), four nominees have been elected as new directors of the Company resulting in a change in four of the five directors of the Company.  For information with respect to the beneficial ownership of the Company's voting securities of current management of the Company, see the Company's definitive proxy statement filed with the Securities and Exchange Commission ("SEC") on August 3, 2016.  For additional information with respect to the new directors, including the beneficial ownership of the Company's voting securities of the new directors, see the Schedule 13D filed with the SEC by Rx Investor Value Corporation, the director nominees and related participants in the group's proxy solicitation on August 2, 2016, as amended, and such group's definitive proxy statement filed with the SEC on August 22, 2016.

Item 5.07        Submission of Matters to a Vote of Security Holders.

(a)     An Annual Meeting of Stockholders of the Company was held on September 2, 2016.

(b)     There were outstanding 42,160,786 shares of common stock of the Company eligible to cast one vote per share at the Annual Meeting, 517,359 shares of Series B preferred stock of the Company eligible to cast 11.66 votes per share at the Annual Meeting and 10,000 shares of Series C preferred stock of the Company eligible to cast one vote per share at the Annual Meeting.   A total of 39,373,045 shares of common stock, 517,359 shares of Series B preferred stock representing 6,032,406 votes and 10,000 shares of Series C preferred stock were represented at the meeting, in person or by proxy, aggregating 45,415,451 votes eligible to be cast at the Annual Meeting, which constituted a quorum to conduct business at the meeting.

The items voted upon at the Annual Meeting and the results of the vote on each proposal were as follows:

1.             Election of four directors for a one-year term:

		FOR	WITHHELD

a.	Lalit Dhadphale	21,744,193	85,407
b.	Youssef Bennani	21,744,243	85,357
c.	Joseph Savarino	21,752,573	77,027
d.	Ambassador Ned L. Siegel	21,742,332	87,268
e.	Jeffrey T. Holtmeier	23,350,341	131,201
f.	Mark Scott	23,349,698	131,844
g.	Brian A. Ross	23,466,942	14,600
h.	Stephen J. Weiss	23,349,698	131,844

2.        Proposal to ratify the appointment of Marcum LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016:

FOR	AGAINST	ABSTAIN

24,743,507	20,383,947	217,997

3.         Proposal to adopt a non-binding advisory resolution to approve the compensation of the Company's named executive officers as disclosed in the Company's proxy statement:

FOR	AGAINST	ABSTAIN

22,441,313	21,013,967	1,855,862

4.         Election of one additional director by the holders of Series B preferred stock for a one-year term:

	FOR	WITHHELD

a. Joe Heimbrock	517,359	0

Based upon the results of the voting at the Annual Meeting: nominees Jeffrey T. Holtmeier, Mark Scott, Brian A. Ross and Stephen J. Weiss each received a plurality of the total votes cast for election as a director at the Annual Meeting; the proposal to ratify the appointment of Marcum LLP as the Company's independent registered public accounting firm for the year ending December 31, 2016 received a majority of the total votes cast at the Annual Meeting; the proposal to adopt a non-binding advisory resolution to approve the compensation of the Company's named executive officers as disclosed in the Company's proxy statement received a majority of the total votes cast at the Annual Meeting; and nominee Joe Heimbrock received a plurality of the total votes cast for election as a director at the Annual Meeting by the holders of the Series B preferred stock.

(c)          Not applicable.

(d)          Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEALTHWAREHOUSE.COM, INC.

Date: September 9, 2016	By:/s/ Lalit Dhadphale
Lalit Dhadphale
President and Chief Executive Officer